Exhibit 10.1

*** Where this marking appears throughout this Exhibit 10.1, information has been omitted pursuant to a request for confidential treatment and such information has been filed with the Securities and Exchange Commission separately.

SECOND AMENDMENT TO
CRUDE OIL STORAGE SERVICES AGREEMENT

This SECOND AMENDMENT TO CRUDE OIL STORAGE SERVICES AGREEMENT, (the “Second Amendment”) is effective April 1st, 2014 (the “Effective Date”), made by and between BKEP Pipeline, LLC, a Delaware limited liability company, (the “Operator”) and Vitol, Inc., a Delaware corporation, (the “Customer”), each referred to individually as “Party” or collectively as “Parties”.

RECITALS

WHEREAS, the Parties previously entered into that certain Crude Oil Storage Services Agreement dated effective June 1st, 2012, (the “Agreement”); and

WHEREAS, the Parties desire to amend the Agreement by modifying the provisions of said Agreement relating to Term and Fees.

NOW THEREFORE, in consideration of the mutual promises set forth below, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

Term. The term of the Agreement will be modified and extended with a beginning date of April 1st, 2014 and ending date of March 31st, 2015. By agreement, the Parties may elect to further extend this Agreement for successive thirty (30) day periods upon ten (10) calendar days notice prior to the end of the Term or each further extension from Customer to Operator which extension shall be deemed agreed upon unless Operator notifies Customer within five (5) days of receipt of such extension request that such request is rejected.

Monthly Storage Fee. Commencing on the Effective Date, the monthly storage fee as set forth in Section 4 of the Agreement will change to *** per Barrel of Shell Capacity (the “Monthly Storage”) available for Customer, for a total of ***, regardless of the actual volume of Crude Oil placed in the facility.

Counterparts. This Second Amendment may be executed in several counterparts, each of which shall be deemed an original and each of which alone, and all of which together, shall constitute one and the same amendment.

Effect of Amendment. This Second Amendment shall be effective as of the Effective Date. Except as expressly amended or modified herein, all other terms, covenants, and the conditions of the Agreement shall be unaffected by this Second Amendment and shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties have executed this Second Amendment effective as of the Effective Date above.

BKEP Pipeline, LLC, a Delaware limited
liability company

/s/ Brian L. Melton

Title: Vice President - Pipeline Marketing & Business Development

Vitol, Inc., a Delaware Corporation

/s/ Miguel A. Loya

Title: President